Summary Prospectus
April 30, 2019

TIFF Multi-Asset Fund

Before you invest in TIFF Multi-Asset Fund (the “fund”), you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and the risks of investing in the fund. The fund’s prospectus and statement of additional information dated April 30, 2019 (as may be amended or supplemented), are incorporated by reference into this summary prospectus. You can find the fund’s prospectus and statement of additional information, as well as other information about the fund, online at https://www.tipfunds.org. You may also obtain this information at no charge by calling 1-800-984-0084 or by sending an e-mail request to info@tiff.org.

Beginning on January 2, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of TIFF Multi-Asset Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of these reports from the fund. Instead, these reports will be made available on the fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically at any time by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org. Your election to receive reports in paper will apply to all TIP funds that you hold.

Pursuing investment excellence on behalf of endowed non-profits

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TIFF Multi-Asset Fund Summary
Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

The fund’s performance objective (which is non-fundamental) is to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in the prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.54%
Other Expenses	0.24%
Other Expenses	0.18%
Expenses for Securities Sold Short	0.06%
Acquired Fund Fees and Expenses	0.45%
Total Annual Fund Operating Expenses [a]	1.23%
[a]	Total Annual Fund Operating Expenses does not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$226	$494	$782	$1,603

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$175	$438	$722	$1,531

TIFF Multi-Asset Fund Summary
Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for members that are subject to income or excise taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

The fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. As a “multi-manager” fund, in addition to the fund’s investment advisor, TIFF Advisory Services, Inc. (“TAS”), the fund engages external money managers to manage a portion of the fund’s assets. The fund also invests a portion of its assets in other investment funds (referred to in this prospectus summary and in the prospectus as “acquired funds”), such as exchange-traded funds, open-end mutual funds, and private investment funds, such as hedge funds. Acquired fund investments are made subject to the limits of the Investment Company Act of 1940, as amended, and any related rules, regulations or exemptions, and the fund’s policy limiting investments in illiquid investments to no more than 15% of net assets. Asset class allocations and allocations to money managers and acquired funds may change from time to time.

The fund invests, either directly or indirectly through its investments in acquired funds, in common and preferred stocks, securities issued or guaranteed by the US government, its agencies and instrumentalities, including Treasury bonds and Treasury inflation-protected securities (“TIPS”), and short-term investments, such as high-quality, short-term money market instruments. In addition, the fund invests in synthetic and derivative instruments, such as futures, options, swaps, and forward foreign currency exchange contracts, in order to gain or hedge exposure to the fund’s performance benchmark, one or more asset classes or categories of the benchmark, geographic exposures, or individual positions, including currency exposures. Among other uses, these investments are designed to complement the fund’s other holdings, and may be used in part to adjust the fund’s overall exposures toward the levels desired by TAS. As part of its investment strategy, the fund may take short positions in which it sells securities it does not own. In order to settle such short sales, the fund must borrow or otherwise acquire the securities that it sold short to make delivery to the buyer. The fund is then obligated to replace borrowed securities by purchasing them at the market price at the time of replacement.

The fund invests broadly in issuers domiciled in the United States and foreign countries. The fund’s foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the fund’s assets may be invested in foreign securities, including emerging market securities. The fund invests in companies of all sizes as measured by market capitalization. A portion of the fund’s assets may be invested in smaller companies. The fund’s investments in bonds and other debt obligations are not subject to any stated limitations on maturity. Up to 20% of the fund’s assets may be invested in debt obligations rated below investment grade, or if unrated, determined to be comparable quality (known as high yield bonds or “junk bonds”).

The Multi-Asset Fund Constructed Index is a blended index comprised of three broad investment categories, weighted according to policy norms (or weights), with each category assigned a benchmark selected by TAS. The boards of TAS and TIP view the Constructed Index, in general, as an appropriate long-term asset mix for non-profit organizations that seek to maintain the inflation-adjusted value of their assets while distributing 5% of these assets annually. However, no assurance can be given that this result may be achieved.

TIFF Multi-Asset Fund Summary

Effective October 1, 2015, the Constructed Index is comprised of the following investment categories, weights, and benchmarks:

Category	Weight	Benchmark
Equity-Oriented Assets	65%	MSCI All Country World Index
Diversifying Strategies (Hedge Funds and Other)	20%	Merrill Lynch Factor Model
Fixed Income (Including Cash)	15%	2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 Bank of America Merrill Lynch US 6-month Treasury Bill Index

The Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing. Actual weights in Multi-Asset Fund tend to vary over time.

Principal Investment Risks

As with all investments, there are certain risks associated with investing in the fund, and you could lose money on an investment in the fund. Fluctuations in the market value of the investments held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the fund’s primary investment policies and strategies are summarized below.

Acquired Funds Risk.  As an investor in an acquired fund, the fund will bear its ratable share of expenses, including advisory and administration fees, of the acquired fund. Acquired funds that are private investment funds are generally exempt from registration under the federal and state securities laws and, therefore, investors in such private funds, including the fund, may not benefit from the protections afforded by those laws. Investments by the fund in a private investment fund are not subject to the limitations imposed under the Investment Company Act of 1940 on shares held by a mutual fund in other registered investment companies. Interests in private investment funds generally can only be redeemed, in whole or in part, at the end of a given month or quarter. Any such interests that have restrictions on redemptions will be subject to the fund’s 15% limitation on illiquid investments.

Credit Risk.  An issuer or guarantor of a debt obligation or the counterparty to a derivatives contract or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Currency Risk.  A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency.

Derivatives Risk.  Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivative instruments. The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, index or commodity, and such derivatives often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the fund’s portfolio, which may result in significant volatility and cause the fund to participate in losses (as well as gains) in an amount that exceeds the fund’s initial investment in such derivative instrument. When a derivative is used for hedging, the change in value of the derivative may not correlate specifically with the investment or other risk being hedged. There is also the risk that the other party to the transaction will fail to perform. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS or the money manager’s ability to predict the general direction of market movements, foreign exchange rates, interest rates, or individual securities, as applicable. Predicting such fluctuations is extremely difficult, and thus the successful execution of certain derivative strategies can be highly uncertain. An incorrect prediction may hurt fund performance. If, however, the derivative instrument is being used solely to gain exposure, such as to a market segment, the ability to predict such fluctuations will be less important.

TIFF Multi-Asset Fund Summary

Focus Risk.  The greater a fund’s exposure to any single type of investment — including investment in a given industry, sector, region, country, issuer, or type of security — the greater the losses the fund may experience upon any single economic, business, political, regulatory, or other occurence. As a result, there may be more fluctuation in the price of the fund’s shares.

Foreign and Emerging Markets Risk.  Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. These risks are intensified in the case of investments in emerging market countries, whose political, legal, economic and social systems supporting their securities markets tend to be less developed and less stable than those of more developed nations.

Interest Rate Risk.  Interest rate changes can be sudden and unpredictable and are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Bond prices typically fluctuate due to changing interest rates and generally vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the fund’s interest income to decline, and rising interest rates may cause the value of the fund’s bond investments to fall.

Leveraging Risk.  Certain transactions may give rise to a form of leverage and many of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause the fund’s performance to be more volatile than if the fund had not been leveraged. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the fund observes asset segregation requirements to cover its obligations under derivative instruments.

Liquidity Risk.  From time to time, certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. Interests in many of the acquired funds and certain other instruments in which the fund invests are illiquid due to restrictions on transfer, the lack of a trading market, or for other reasons. Reduced liquidity is likely to have an adverse impact on the fund’s ability to sell such securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. Restrictions or limitations on transfer may also result in a lower value for the security.

Market Risk.  The market value of a security may increase or decrease over time. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may from time to time experience short term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the prices of securities held by the fund.

Multi-Manager Risk.  Multi-manager risk is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

Short Sale Risk.  The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.

Smaller Company Risk.  The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (see Liquidity Risk above).

TIFF Multi-Asset Fund Summary
Fund Performance

The chart below is intended to show the risks of investing in the fund by showing changes in the fund’s performance from year to year. Calendar year total returns in the bar chart below include the entry and exit fees received by the fund; however, they do not reflect the deduction of such fees from a member’s account. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance information is available online at www.tipfunds.org.

Calendar Year Total Returns (%)

Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)

Highest (2Q 2009)	17.28%
Lowest (4Q 2018)	-9.49%

Average Annual Total Returns (for periods ended 12/31/2018)

The table below illustrates the changes in the fund’s yearly performance and shows how the fund’s average returns for one year, five years, ten years, and since fund inception, which reflect the deduction of entry and exit fees from a member’s account, compare with selected benchmarks. Past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at www.tipfunds.org.

	One Year	Five Years	Ten Years	Since Inception (3/31/95)
TIFF Multi-Asset Fund
Return Before Taxes	-11.14%	1.72%	7.32%	7.06%
Benchmark Returns
MSCI All Country World Index (does not reflect fees, expenses, or taxes)	-9.42%	4.26%	9.46%	6.50%
Consumer Price Index (“CPI”) + 5% per annum (does not reflect fees, expenses, or taxes)	7.00%	6.58%	6.88%	7.25%
Multi-Asset Fund Constructed Index* (does not reflect taxes)	-6.43%	2.90%	7.02%	6.68%
65/35 Mix (65% MSCI All Country World Index, 35% Bloomberg Barclays US Aggregate Bond Index) (does not reflect fees, expenses, or taxes)	-6.00%	3.78%	7.64%	6.38%
*	Performance of the Multi-Asset Fund Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index would increase in the absence of a 0.20% reduction.

TIFF Multi-Asset Fund Summary
Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	Jay Willoughby	Chief Investment Officer	2015
	Trevor Graham	Managing Director	2013
	John Sinclair	Managing Director	2018
Purchase and Sale Information

Purchases may be made on any business day. The minimum initial investment is $2,500,000. The minimum for subsequent purchases is $10,000.

Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the fund name, the dollar or share amount to be redeemed, gross or net of exit fees, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Redemption notification provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.

Tax Information

Because members of the fund are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the fund or on sales or exchanges of shares of the fund. Such members may be subject to excise taxes and should consult their tax advisors.